                                                                EXHIBIT 10.14


                          MOTORVAC TECHNOLOGIES, INC.
                        PRODUCTS DISTRIBUTION AGREEMENT


         THIS PRODUCTS DISTRIBUTION AGREEMENT ("AGREEMENT") is made and entered into this 1st day of December, 1996, by and between MOTORVAC TECHNOLOGIES, INC., a Delaware Corporation ("MTI"), with its principal place of business located at 1431 S. Village Way, Santa Ana, California, U.S.A. and SNAP-ON TOOLS JAPAN K.K. ("Distributor") with its principal place of business located at 3-5-12, Konan, Minato-Ku, Tokyo 108, Japan, with reference to the following facts:

                                    RECITALS

A. MTI markets a range of products and replacement parts for cleaning gasoline and diesel engines that are sold under the brand names listed in the schedule attached hereto as Exhibit A, hereinafter referred to as the "Products."

B. Distributor hereby represents that it possesses the facilities and ability to promote the sale and distribution of the Products, in accordance with the Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the covenants and agreements contained herein, the parties hereto hereby agree as follows:

1.       APPOINTMENT OF SOLE AND EXCLUSIVE DISTRIBUTOR:

         a. The territory (the "Territory") covered by this Agreement is Japan.

                 (i) For the term of this Agreement and in accordance with all of the terms, and subject to the conditions herein set forth, MTI hereby appoints Distributor as the sole and exclusive distributor for the sale and distribution of the Products within the Territory.

         b. Distributor hereby accepts its appointment as a distributor of the Products to develop a demand for, and to the best of its ability, sell and distribute the Products within the Territory, and Distributor hereby represents and warrants that it will make all sales hereunder in accordance with the terms contained in this Agreement. Distributor's obligations under this Agreement shall include, but not be limited to:

                 (i) Establishing and maintaining Distributor owned facilities located within the Territory for display and demonstration of the Products;





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

                 (ii) Hiring, training and maintaining adequately trained sales and technical personnel to develop a market and service the demand for the Products in the Territory:

                 (iii)    Undertaking advertising campaigns and trade shows;

                 (iv) Concurrent with execution hereof, Distributor shall provide to MTI an Annual Minimum Performance Goal ("Annual Goal"), which Annual Goal represents the minimum amount of Products to be purchased by the Distributor from MTI for the first year of this Agreement. The Distributor agrees that the Annual Goal shall be required to be purchased by Distributor from MTI as follows:

                                  (a)      50% of the Annual Goal or greater
                                           must be purchased during the first
                                           180 days of this Agreement and
                                           subsequent years of this Agreement
                                           (the "First 180-Day Goal"), and the
                                           balance of the Annual Goal must be
                                           purchased during the second 180 days
                                           of this Agreement and subsequent
                                           years of this Agreement (the "Second
                                           180-Day Goal") (collectively called
                                           the "Annual Goal"), which Annual
                                           Goal  shall be deemed to be added to
                                           Section 3b of this Agreement.
                                           During the remainder of the term of
                                           this Agreement, the Distributor
                                           shall provide MTI with an Annual
                                           Goal for all subsequent years, and
                                           such Annual Goals shall be delivered
                                           to MTI at least 60 days in advance
                                           of the start of each respective
                                           year. All Annual Goals are subject
                                           to acceptance by MTI at its sole
                                           discretion. In the event that MTI
                                           does not accept the Annual Goal set
                                           by the Distributor, MTI and the
                                           Distributor shall attempt to come to
                                           an agreement on an Annual Goal.  In
                                           the event that (A) the Distributor
                                           does not timely  deliver an Annual
                                           Goal to MTI or (B) MTI does not
                                           accept an Annual Goal set by the
                                           Distributor, or MTI and the
                                           Distributor are unable to agree upon
                                           a replacement Annual Goal, within 30
                                           days of the date that the
                                           Distributor communicates  the Annual
                                           Goal to MTI (collectively, an
                                           "Annual Goal Default"), then MTI may
                                           terminate this Agreement in
                                           accordance with the provisions of
                                           Section 8b hereof;





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

                 (v) Conducting its business in a manner that will reflect favorably at all times on Distributor, MTI and the Products and the good name, good will and reputation of MTI and its authorized distributors. Distributor shall not itself or with others participate in any illegal, deceptive, misleading or unethical advertising or other practices or techniques that are or might be detrimental to MTI, the Products or the public; and

                 (vi) Complying with all applicable laws and with the terms of this Agreement in connection with the distribution of the Products.


2.       TERM OF AGREEMENT:

         a. The initial term of this Agreement shall be for three (3) years unless earlier terminated as provided in this Agreement. Thereafter, the term of this Agreement shall be automatically extended for successive one-year periods unless either party to this Agreement gives the other party to this Agreement notice of its intent to terminate this Agreement, and such notice is received by the non-terminating party at least sixty
                 (60) days prior to the expiration of the initial term or renewal term, as applicable.


3.       DISTRIBUTOR PURCHASES:

         a. Exclusivity. Distributor shall obtain its requirements of Products only from MTI.

         b. Minimum Purchases/Performance Goals. Distributor acknowledges that it has represented to MTI that it possesses the facilities and the ability to generate sales of and distribute the Products, in accordance with this Agreement, and that based upon these representations, MTI has entered into this Agreement with the understanding that Distributor shall make the minimum purchases of Product, in accordance with the Annual Goals set forth in this Agreement or as periodically required by this Agreement. The Distributor and the Company hereby agree that the Annual Goals, as set forth following, are expressed in U.S. dollars and Units of Product. If the Distributor meets or exceeds the Annual Goals or the First 180-day Goal or the Second 180-day Goal, as defined in Section 1.b. of this Agreement, for the first year or subsequent years of this Agreement, in either U. S. dollar purchases or Units of Product Purchases, that particular Goal will be deemed





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED to have been met. For the first year of this Agreement, set forth below are the ANNUAL GOALS AS AGREED TO BETWEEN MTI AND THE DISTRIBUTOR:



                 FOR THE FIRST YEAR:

                 PRODUCTS

                 Equipment:
                 Units of Petrol Machines                     ________________

                 Units of Diesel Machines                     ________________

                 Cleaning Solution:
                 Cases of Gasoline Fuel
                 System Cleaner or Drum
                 Equivalent                                   ________________

                 Cases of Diesel Fuel
                 System Cleaner or Drum
                 Equivalent                                   ________________

                 U.S. Dollar Annual Goal                        $150,000 USD
                                                              ________________

NOTE: MINIMUM PURCHASES OF 50% OF THE ABOVE TOTALS (IN EITHER PRODUCT OR IN DOLLARS) MUST BE ACHIEVED WITHIN THE FIRST 180 DAYS FOR THIS FIRST YEAR OF THIS AGREEMENT.





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

         c. Minimum Performance Goals / Subsequent Years. The form of schedule shown below should be used by the Distributor to submit Annual Goals for the Year as specified in Section 1.b.iv.

                 Set forth below is the ANNUAL GOAL as agreed between MTI and the Distributor:

                 FOR THE YEAR FROM ___________________ TO ___________________ :

                 PRODUCTS

                 Equipment:
                 Units of Petrol Machines               _____________________

                 Units of Diesel Machines               _____________________

                 Cleaning Solution:
                 Cases of Gasoline Fuel
                 System Cleaner or Drum
                 Equivalent                             _____________________

                 Cases of Diesel Fuel
                 System Cleaner or Drum
                 Equivalent                             _____________________

                 U.S. Dollar Annual Goal                _____________________

         ANNUAL GOAL IS REQUIRED TO BE SUBMITTED BY THE DISTRIBUTOR TO MTI AT LEAST 60 DAYS BEFORE THE EXPIRATION OF EACH YEARLY ANNIVERSARY OF THE DATE OF SIGNING OF THAT CERTAIN PRODUCTS DISTRIBUTION AGREEMENT BETWEEN DISTRIBUTOR AND MOTORVAC TECHNOLOGIES, INC. ("MTI") AND THIS ANNUAL GOAL IS SUBJECT TO ACCEPTANCE BY MTI IN ITS SOLE DISCRETION.


         SUBMITTED BY:      ____________________________      DATE:____________

         DISTRIBUTOR NAME:  ____________________________

         ACCEPTED BY:       ____________________________      DATE:____________
                                  ON BEHALF OF MTI





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

         d. Normal Retail Price. Concurrent with each submission of Annual Goal by the Distributor under this Agreement, the Distributor shall also submit to MTI the "Normal Retail Price" of each and all Products in the Distributor's Territory. Such Normal Retail Price shall be the price at which the Products are sold to the end user of the Products, normally a repair
                 garage or   service center.  Notwithstanding the foregoing,
                 Distributor is free to set its own resale prices unilaterally. No employee or representative of MTI has any authority to tell Distributor what its resale prices must be, nor to inhibit in any way a Distributor's independent pricing decision.

         e. Non-compete. During the term of this Agreement, Distributor will not, directly or indirectly, supply, sell, promote or distribute in the Territory any other products that are similar to, or competitive with, the Products. Distributor agrees that during the term of this Agreement, and for a period of three (3) years after the termination of this Agreement , Distributor will not attempt to replicate, sell, promote, distribute or manufacture any cleaning solution or fuel system cleaning machines for use, under any circumstances, with MTI's patented and proprietary systems , and that any such actions by Distributor would substantially and permanently damage MTI, and result in the immediate termination of this Agreement (if applicable), and, in connection therewith, MTI will be entitled to seek any remedy available at law or in equity.

         f.      Restrictions With Respect to Proprietary Information.

                 (i) Trade Secrets. Distributor hereby acknowledges and agrees that MTI owns certain trade secrets and other confidential and/or proprietary information and intellectual property which constitute valuable property rights, which MTI has developed through a substantial expenditure of time and money, which are and will continue to be utilized in MTI's business and which are not generally known to the trade. This proprietary information expressly includes, but is not limited to, the list of names of the distributors, dealers, customers and suppliers of MTI, the identities of key personnel of the distributors, dealers, customers and suppliers of MTI, and other information concerning the Products, finances, personnel contractors processes, pricing information, production schedules and other types of proprietary information relating to MTI's operations. In recognition of these facts, Distributor hereby agrees that the Distributor, both during and after the term of this Agreement:





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

                          (a) Will not use or disclose, directly or indirectly, and will keep secret and confidential, all trade secrets and proprietary information of MTI, including but not limited to those items specifically mentioned above;

                          (b) Will not, directly or indirectly, either on Distributor's own behalf or on behalf of any other person or entity, solicit or attempt to solicit any employee, contractor, dealer or distributor of MTI to leave their employment, contractor, dealer or distributor relationship with MTI;

                          (c) Upon the termination of this Agreement or at anytime at MTI's request, Distributor shall return all documents or materials which have been furnished to Distributor by MTI in connection with this Agreement; and

                          (d) All uses by Distributor of MTI's name or any trademarks or tradenames (or any other marks or names closely resembling the same) now and hereafter owned by MTI or its affiliates shall be subject to prior written approval by MTI. Distributor is not authorized to use MTI's names or trademarks in connection with any aspect of its business other than in the sales, marketing and advertising of the Products.

         g.      Distributor Further Acknowledges and Agrees:

                 (i) Copying, duplicating, or imitating the Products by Distributor is illegal and would result in permanent irreparable injury to MTI. Any such activities will cause an immediate termination of this Agreement, and MTI will be entitled to seek any remedy available at law or in equity.

                 (ii) Distributor may sell the Products only in the Territory. If Distributor sells any Products outside said Territory, either directly or indirectly, the Distributor shall be in breach of this Agreement and MTI shall have the right to terminate this Agreement at its sole discretion by providing the Distributor with 90 days advance written notice. MTI shall not be required to sell to the Distributor any further Products after notification of termination has been sent by MTI to the Distributor.

         h. Purchase Price. MTI will sell to the Distributor the Products at the prices shown in Exhibit B of this Agreement. These prices are consistent with those





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED given to MTI's international distributors. MTI reserves the right to adjust prices from time to time, but may not increase prices more than two times per year, and each such price increase shall be effective only on delivery of 30 days prior written notice by MTI to the Distributor.

         i. Payment. The payment of the purchase price for Products purchased by the Distributor from MTI may be made by cash, irrevocable letter of credit, sight draft, electronic bank transfer or other such methods as may be negotiated and accepted by MTI. No shipments of Product will be made by MTI until method of payment has been accepted by MTI.

         j. Brochures. MTI shall, at its expense, provide Distributor with an initial supply of MTI's current sales brochures and descriptive materials in English, which materials include negatives, color separations and ad slicks, as may be reasonably requested by Distributor in connection with fulfilling Distributor's obligations hereunder.

         k. Orders. Distributor shall transmit written orders for Products to MTI. Distributor reserves the right to cancel an order if and when any of the following circumstances occur and adversely affect the Distributor or its business:

                 (i)      War;
                 (ii)     Cancellation of Most Favored Nation Treaty and
                          Article 301; or
                 (iii)    Anti-dumping duty charge.

         l. Orders. MTI reserves the right to cancel any orders of the Distributor if and when any of the following circumstances occur and adversely affect MTI or its business:

                 (i)      War;
                 (ii)     Orders by the government of the United States of
                          America banning foreign shipments; or
                 (iii)    Acts of God that prevent MTI from completing an
                          order.

                 MTI also reserves the right to cancel any order placed by the Distributor or to refuse to ship or to delay the shipment thereof if

                 1.       Distributor:





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

                 (i) shall fail to make any payments for Products in accordance with the terms of this Agreement or in accordance with terms agreed to between MTI and the Distributor, from time to time;
                 (ii) shall fail to meet the Annual Goal, or the First 180-day Goal or the Second 180-day Goal set forth as part of this Agreement or otherwise established from time to time;
                 (iii) has been notified of MTI's intent to terminate Distributor as a distributor of MTI pursuant to this Agreement; or
                 (iv) is not in good financial condition, as determined by MTI; or

                 2. this Agreement shall have terminated pursuant to the provisions hereof.

         m. Shipments. MTI shall ship the Products or cause the Products to be shipped as ordered by Distributor upon MTI's acceptance of Distributor's order and payment terms. MTI will not be responsible for delays caused by shortage of materials, strikes, shortage of shipping facilities, acts of God, or other causes not within the reasonable control of MTI.


4.       TRAINING:

         a. MTI shall provide initial training in the use of the Products to Distributor except as specified below. MTI shall be responsible for paying all expenses, salaries, travel and other costs incurred by MTI's employees in connection with providing such training. Distributor shall be responsible for the following expenses :

                 (i)      Local transportation
                 (ii)     Room and board (under special circumstances)
                 (iii) Any expenses related to the training which occurred in the Territory.

                 Following the completion of the initial training and upon reasonable request of Distributor, MTI shall make its personnel or consultants available at locations to be selected by MTI for the purpose of providing additional training in the use of the Products upon reasonable request of Distributor. MTI shall, at its expense, supply to Distributor a reasonable number of MTI's current operator manuals, service bulletins and other materials for use in connection with the use of the Products.





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

5.       WARRANTIES:

         a. Exclusive Warranties. MTI shall provide Distributor with the manufacturer's warranty applicable for the Products. Such warranty generally provides that the equipment shall be in good working order for a period of one (1) year from the date the Product is first placed in service provided that the end of the Warranty period shall not be later than eighteen (18) months from the date of shipment of such Product to the Distributor or the Distributor's customer by MTI (The "Warranty Period").

         b. Warranty Repairs. It will be the responsibility of the Distributor to effect repairs to the Products during the Warranty Period.

         c.      Parts Warranty Claims.  All warranty claims must be submitted
                 by the Distributor to MTI for approval.   During the Warranty
                 Period, MTI will replace defective parts on a case by case basis at no charge to Distributor with an agreed to freight allowance.

         d. Sale of Replacement Parts. Nothing contained herein shall be deemed to prohibit Distributor from selling replacement parts for the Products within the Territory, provided that subject parts are purchased from MTI.

         e. Other. Distributor further acknowledges that said warranty is effective only if the Products are used with CarbonClean/MotorVac cleaning solutions listed in Exhibit A attached hereto. Distributor acknowledges that no Warranties are created by this Agreement and, with respect to the Products, MTI hereby disclaims all implied warranties of merchantability and fitness for use for a particular purpose.


6.       INDEPENDENT CONTRACTOR:

         This Agreement does not create the relationship of employer and employee, partnership or agency between MTI and Distributor. Distributor, in connection with all of its obligations hereunder, shall be an independent contractor of MTI and under no circumstances is Distributor to be considered to be the employee, partner or agent of MTI. Distributor is not granted any right by this Agreement to create any obligation or responsibility, on behalf of or in the name of MTI. Distributor covenants that it is and will remain in compliance with all federal, state and local laws and regulations applicable to its business including, without limitation, all labor regulations, and foreign, and United States federal and state tax requirements.





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

7.       MODIFICATIONS AND IMPROVEMENTS:

         Upon making or discovering any improvements to the Product, Distributor shall:

         a.      provide MTI with all details of such improvements;

         b. acknowledge that such improvements and the right to obtain any patent, trademark, copyright or other similar protection belong exclusively to MTI; and

         c. provide such assistance to MTI as MTI may reasonably require to obtain patents, copyrights or other similar protection.


8.       TERMINATION:

         This Agreement may be terminated for any of the following reasons:

         a. Expiration. After the expiration of the term of this Agreement, in accordance with Section 2 hereof.

         b. Goals. In the event that Distributor fails to provide the required Annual Goals in accordance with Section 1(b(iv) hereof or fails to purchase the required First 180-day Goal or Second 180-day Goal amounts at any time, MTI may terminate this Agreement, at its sole discretion, by providing the Distributor with thirty (30) days advance written notice of its intent to terminate this Agreement.

         c. Default. If, during the term of this Agreement, Distributor defaults in the performance of any of its other obligations under this Agreement, or any of the representations or warranties made by Distributor are determined to be untrue, MTI may give Distributor notice of default and if Distributor fails to cure such default within thirty (30) days (or if such default cannot be cured within thirty (30) days, no diligent effort has been made to cure such default), this Agreement shall be deemed terminated as of the end of such ninety (90) day period without any further action on the part of MTI . Distributor will then accept no further orders for the Products from the Territory and MTI shall have no further obligations to Distributor hereunder.





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

         d. Insolvency. This Agreement will automatically terminate if either party should become bankrupt, insolvent, or cease to do business, or make an assignment for the benefit of creditors.

         e. Competition. This Agreement shall automatically terminate in the event that the Distributor breaches any of the covenants against competition contained in Sections 3.e. and 3.f.(i) hereof;

         f. Sales Outside the Territory. In the event that the Distributor breaches the sales covenants contained in Section 3.g.(ii) hereto, then MTI may terminate this Agreement in accordance with the notice provisions contained in Section 3.g.(ii) hereof.

         g. No Waivers. The failure of MTI to terminate this Agreement pursuant to any of the subparagraphs in this Section shall not be considered to be a waiver by MTI of its right to terminate this Agreement in the future pursuant to this section for such default or any similar default.

         h. Repurchase. In the event of termination of this Agreement by either party for any reason, MTI may at its option repurchase from Distributor at the net price paid by the Distributor to MTI, less a 25% restocking charge and actual freight, duties and taxes on the shipment thereof to the Distributor, any MTI Products at the Distributor's place of business or in the possession of the Distributor. On demand and at the tender of the repurchase price and related cost, shipping and handling expenses and charges incurred by the Distributor, Distributor shall deliver such Products to MTI. The payment shall be by negotiable instrument.


9.       MISCELLANEOUS:

         a. Modification-Waiver. No cancellation, modification, amendment, deletion, addition, or other change in this Agreement or any provision hereof, or waiver of any right or remedy herein provided, shall be effective for any purpose unless specifically set forth in a writing signed by the party to be bound thereby. No waiver of any right or remedy in respect of any occurrence or event shall be deemed nor shall constitute a continuing waiver or a waiver of any similar occurrence or event on any other occasion.

         b. Final Agreement. This Agreement shall be deemed for all purposes to have been made in California. This Agreement supersedes and terminates all prior or contemporaneous other agreements, oral or written, between the





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED parties hereto with respect to the subject matter hereof and the transactions contemplated hereby and discharges any liability of MTI or any affiliated or predecessor corporation in respect of any such prior agreements, and, together with the Exhibits hereto, contains the entire agreement of the parties with respect to the subject matter hereof.

         c. Controlling Law. This Agreement and the performance of the obligations imposed upon the parties hereunder shall be governed by and construed in accordance with the laws of the State of California, to the exclusion of all other laws. The parties each


                 (i) confer sole and exclusive jurisdiction upon, and agree that the proper venue of any such action shall be in, the courts located in Orange County, California, in connection with all disputes arising under or related to this Agreement, and

                 (ii) waive any and all objections that they may have with respect to jurisdiction of, or venue in, such court.

         d. Successors and Assigns. The provisions of this Agreement shall be binding upon and insure to the benefit of MTI and Distributor and their respective successors and permitted assigns. Distributor may not assign this Agreement (by operation of law or otherwise) without the prior written consent of MTI. MTI may assign this Agreement to its subsidiaries or parent company or to any related company upon 30 days advance written notice provided by MTI to the Distributor.

         e. Confidentiality. The parties mutually agree that any confidential information furnished to the other, so labeled or described shall remain confidential and not be made available to any other party, without written permission from the party furnishing said information.

         f. Notices. Any notice required or permitted hereunder shall be given by mailing the same in a sealed envelope, postage paid and sent via registered mail addressed as follows:


                 MTI:                   MOTORVAC TECHNOLOGIES, INC.
                                        1431 S. Village Way
                                        Santa Ana, California, USA 92705





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

                 Distributor:           SNAP-ON TOOLS JAPAN K.K.
                                        3-5-12 Konan
                                        Minato-Ku, Tokyo 108, Japan
                                        Attention: Mr. C. John Creech,
                                        President/Representative Director


                 Either party may change its address for notices hereunder by written notice to the other party.

         g. Limitation of Liability. MTI's liability to Distributor hereunder with respect to any order, MTI's performance thereof, or the Products sold hereunder shall not exceed the purchase price paid by Distributor for the Products. In no event shall MTI be liable to Distributor for special, incidental or consequential damages.

         h. Extraordinary Circumstances. Except for any payment obligations of either party hereunder, neither MTI nor Distributor shall be liable for any delay or failure to perform on account of any cause beyond such party's reasonable control, including, but not limited to, work stoppages, work slow-downs, strikes or other industrial disputes; fire, explosions, floods, earthquakes or other acts of God; riots or civil disturbances, war or other acts of civil or military authorities; and delays caused by suppliers or material shortages.

         i. Changes to Products. The Distributor hereby agrees and acknowledges the Company may, at its sole discretion, withdraw or replace or add products to Exhibit A or B attached hereto at any time. The distributor waives any right or notice on such a change.





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



MotorVac Technologies, Inc.,                  Snap-On Tools Japan K.K.
a Delaware corporation


By:    s/ Lee W. Melody                       By:    s/ C. John Creech
     ------------------------------                 ---------------------------

Its:   President                              Its:   President & Rep. Director
     ------------------------------                 ---------------------------

Date:  Dec. 9, 1996                           Date:  November 20, 1996
     ------------------------------                 ----------------------------




                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

                                   EXHIBIT A
                                    PRODUCTS
                                    SUMMARY

PART #                                  BRAND NAME
------                                  ----------
500-0301                                ECS-300e CarbonClean Gasoline Fuel System
                                        Cleaning Machine
                                        Includes: 200-3000 Basic Adaptor Kit
                                                  200-3000 Foreign Adaptor Kit
                                                  Instruction Manual
                                                  One Year Warranty

500-4010                                IDT 4000i CarbonClean Diesel Fuel System
                                        Cleaning Machine
                                        Includes: 200-3040 Adaptor Kit
                                                  User & Service Guide
                                                  One-Year Warranty

400-0010                                CarbonClean Diesel Fuel System Cleaner
                                        (12) 16oz Cans

400-0020                                CarbonClean Gasoline Fuel System Cleaner
                                        (12) 8oz. Bottles

400-0030                                CarbonClean Intake Cleaner (12) 8oz. Bottles

400-DRUM-D                              CarbonClean Diesel Fuel System Cleaner
                                        55 Gallon Drum

500-0241                                EEFS-302A Sun/Snap-On Gasoline Fuel System
                                        Cleaning Machine
                                        Includes: 200-3025 Sun/Snap-On Basic Adaptor Kit
                                                  200-3020 Deluxe Adaptor Kit
                                                  Instruction Manual
                                                  One-Year Warranty

400-0050                                MotorVac/CarbonClean System Cleaning Detergent
                                        and Top Engine Cleaner
                                        Packaged exclusively for Sun/Snap-On
                                        Sun/Snap-On Part #EEFS-301A-C4
                                        (4) 32 oz. Bottles per Case




                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

                                   EXHIBIT A
                                    PRODUCTS
                             EQUIPMENT AND SOLVENT


PART #                                     DESCRIPTION
------                                     -----------
400-0010                                   Diesel Fuel System Cleaner - (12) 16oz. Cans
                                           1 case = 12" x 10" x 8" (15 lbs)
                                           30.5cm x 25.4cm x 20.3cm (6.8 kg)

400-0020                                   Gasoline Fuel System Cleaner - (12) 8oz. Bottles
                                           1 case = 9" x 7" x 6" (7 lbs)
                                           22.8cm x 17.8cm x 15.2cm (3.2 kg)

400-0030                                   Intake Cleaning Solvent - (12) 8oz. Bottles
                                           1 case = 9" x 7" x 6" (7 lbs)
                                           22.8cm x 17.8cm x 15.2cm (3.2 kg)

200-6000                                   Intake Cleaning Kit - (12) 8oz Bottle & Sprayer
                                           1 case = 17" x 17" x 11" (15 lbs)
                                           43.2cm x 43.2cm x 27.9cm (6.8 kg)

400-DRUM-D                                 Diesel Fuel System Cleaner - 55 Gallon Drum
                                           24" x 24" x 35" (462 lbs)/61.0cm x 61.0cm x 88.9cm (210 kg)

500-0301                                   ECS-300e Gasoline Fuel System Cleaning Machine
Includes:                                  200-3000 Basic Adaptor Kit
                                           200-3009 Foreign Adaptor Kit
                                           User Guide
                                           One Year Warranty
                                           16" x 15" x 38" (82 lbs)
                                           40.6cm x 38.1cm x 96.5cm (37.2 kg)

500-4010                                   IDT 4000i Diesel Fuel System Cleaning Machine
Includes:                                  200-3040 Adaptor Kit
                                           User and Service Guide
                                           One Year Warranty
                                           24" x 20" x 41" (115 lbs)
                                           61.0cm x 50.8cm x 104cm (52.2 kg)





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

PART #                                     DESCRIPTION
------                                     -----------
500-0200                                   CCS II - CarbonClean System II
                                           Includes:  200-8085 CCS II Basic Adaptor Kit


200-8059                                   CCS II - Deluxe Adaptor Kit





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

                                   EXHIBIT A
                                    PRODUCTS
                         CARBONCLEAN REPLACEMENT PARTS
                                SERIES 200 & 300

PART #                    DESCRIPTION
------                    -----------
010-0005B                 XOLOX SHIELD
010-0006B                 TANK CAP
010-0007B                 P-200 CASTER
010-0008B                 P-200 HANDLE
010-0009B                 TANK RESERVOIR
010-0017B                 ECS 300i OVERLAY
010-0019B                 ECS HANDLE
010-0020B                 ECS AXLE
010-0021B                 ECS WHEEL
010-0022B                 ECS BASE LEG
010-0024B                 ECS HOSE BRACKET
010-0025B                 ECS CORD BRACKET
020-0010B                 BUZZER
020-0030B                 EXTERNAL WIRING HARNESS
020-0035B                 5 AMP CIRCUIT BREAKER
020-0037B                 10 AMP CIRCUIT BREAKER
020-0038B                 15 AMP CIRCUIT BREAKER
020-0040B                 INTERNAL WIRING HARNESS
020-0063B                 ELEC. LAMP AMBER
020-0067B                 ELEC. LAMP WHITE
020-0073B                 ELEC. LAMP GREEN
020-0083B                 ELEC. LAMP RED
020-0090B                 RELAY 8 TRIM, EAR MOUNT
020-0100B                 ONOFF & PS/LEAK SWITCH
020-0110B                 PURGE SWITCH,  1/2 MT
020-0120B                 START SWITCH,  1/2 MT
020-0150B                 TIMER 60 MIN 3/8 W/NUT
020-0151B                 TIMER FACE PLATE
020-0152B                 TIMER KNOB BLACK
020-0374B                 STRAIN RELIEF  1/2 MT
030-0002B                 F.CONN 1/4 X 1/8 FPT NI
030-0004B                 P-200 FM UNION 5/16 X 1/4 NT (NY)
030-0005B                 MALE ELBOW 1/4 X 1/4 MPT
030-0006B                 MALE ELBOW 1/4 X 1/8 MPT
030-0013B                 HEX NIPPLE 1/4 P NI
030-0015B                 MALE ELBOW 5/16 X 1/8 MPT NY





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE: 11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

PART #                    DESCRIPTION
------                    -----------
030-0016B                 M. CONN 5/16 X 1/8 MPT NY
030-0017B                 M. CONN 5/16 X 1/4 MPT NY
030-0020B                 M. CONN 3/8 X 1/4 MPT NAB NI
030-0021B                 ECS F CONN 5/16 X 1/8 FPT NI
030-0022B                 F. CONN 5/16T X 1/4 P NI
030-0023B                 M. CONN 5/16T X 1/4 P NI
030-0024B                 M. ELBOW 5/16T X 1/8 NI
030-0025B                 M. CONN 3/8T X 1/4P NI
030-0026B                 ECS F. CONN 1/4 BARB X 1/8 NI
030-0030B                 F. CONN 3/8 X 1/4 FPT NI
030-0031B                 ELBOW 1/4 MPT X 1/4 FPT NI
030-0050B                 M. CONN 3/8 X 1/8 MPT NI
030-0090B                 P-200 JUNCTION BLOCK 2 WAY 1/8 FPT
030-0095B                 ECS JUNCTION BLOCK, 2 WAY 1/4
030-0100B                 P-200 JUNCTION BLOCK-5 WAY 1/8
030-0105B                 ECS JUNCTION BLOCK-5 WAY 1/4
030-0130B                 MALE ELBOW 3/8 X 1/4 MPT NI
030-0131B                 FEMALE ELBOW 3/8 X 1/4 MPT NI
030-0140B                 MALE ELBOW 3/8 X 1/8 MPT NI
030-0150B                 MALE ELBOW 5/16 X 1/4 MPT NI
030-0160B                 M. CONN 5/16 X 1/8 MPT NI
030-0189B                 F. CONN 1/4 FPT X MPT NI
030-0192B                 COMP ALIGN NUT 5/16
030-0205B                 P-200 CROSS 1/8 FPT NI
030-0206B                 CROSS 1/4  FPT NI
030-0208B                 J. CONN 3/8 X 1/4 MPT NI
030-0209B                 TEE 3/8 NT X 1/4 MPT X 3/8 (NY)
                          USED WITH VACUUM SWITCH
030-0210B                 UNION 1/8 MPT X 1/4 MPT (NY)
030-0211B                 F. CONN 90 3/8 X 1/4 FPT NY
040-0401B                 XOLOX PUMP MOUNT NUT
040-0500B                 ECS GRAB HANDLE LOCKWASHER
040-0502B                 ECS "E' CLIP FOR AXLE
040-0503B                 ECS AXLE SPACER
040-0505B                 ECS GRAB HANDLE NUT
040-0506B                 ECS LEG CAP
040-0507B                 ECS AXLE BUSHING NY
040-0508B                 ECS VAC HOSE SNAP BUSHING
040-0509B                 ECS GRAB HANDLE BOLT
040-5326B                 3/32 X 4 NYLON CABLE TIE
050-0010B                 PSI GAUGE





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

PART #                    DESCRIPTION
------                    -----------
050-0011B                 BAR GAUGE
050-0012B                 ECS VACUUM GAUGE
050-0013B                 ECS BAR VACUUM GAUGE
050-0008B                 VACUUM SWITCH 1/4 MPT
050-0015B                 3 WAY SOLENOID 3/32
050-0017B                 PRESSURE SWITCH 1/8
050-0021B                 STAINLESS CK VALUE
050-0052B                 REG NEEDLE VALVE
050-0065B                 CONTROL VALVE
050-0074B                 FILTER, INLINE
050-0075B                 FILTER, SPIN-ON
050-0076B                 FILTER & BASE 1/4 FPT
050-0088B                 RELIEF VALVE 105 PSI
060-0440B                 HOSE CLAMP
060-0450B                 HOSE CLAMP
060-1000B                 1/4 MALE TUBE ADAPTOR
060-1100B                 5/16 MALE TUBE ADAPTOR
060-1200B                 3/8 MALE TUBE ADAPTOR
060-1300B                 1/4 FEMALE ADAPTOR (Open-end hose)
060-1400B                 5/16 FEMALE ADAPTOR (Open-end hose)
060-1500B                 3/8 FEMALE ADAPTOR (Open-end hose)
060-1600B                 12 MM BANJO
060-1700B                 90 TUBE 5/16 MPT FUEL INLET ADAPTOR
060-1800B                 90 TUBE 3/8 MPT FUEL INLET ADAPTOR
060-1900B                 12 MM BANJO BOLT
060-1901B                 12 MM WASHER
060-1902B                 12 MM CAP NUT
060-2000B                 5/16 LOOP MALE ADAPTOR
060-2100B                 3/8 PLUG COLLAR
060-2101B                 3/8 CARB PLUG ADAPTOR
060-2200B                 5/16 PLUG COLLAR
060-2201B                 5/16 CARB PLUG ADAPTOR
060-2300B                 14 MM FEMALE
060-2400B                 1C MM BANJO
060-2401B                 8 MM BANJO
060-2402B                 14 MM BANJO
060-2501B                 FQD LOOP ADAPTOR
060-2502B                 TEE
060-2600B                 16 MM FEMALE
060-2720B                 10 MM BANJO BOLT
060-2800B                 1/4 MALE CONNECTOR (Ford,GM,Chrysler,Jeep)





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

PART #                    DESCRIPTION
------                    -----------
060-2900B                 5/16 MALE NYLON (Ford,Lincoln,Mercury)
060-3000B                 1/8 MPT ADAPTOR (Ford,Lincoln,Mercury)
060-3100B                 TBI & PFI INLET (GM)
060-3105B                 FEMALE SIDE OF 3100 (GM)
060-2700B                 14 MM X 16 MM MALE UNION
060-2710B                 8 MM BANJO BOLT
060-2711B                 8 MM WASHER (Set of 3)
060-3200B                 1/4 MPT ADAPTOR (Ford,Lincoln,Mercury)
060-3300B                 TBI & PFI OUTLET (GM)
060-3304B                 TBI & PFI USED W/1700 (GM)
060-3305B                 FEMALE SIDE OF 3300 (GM) (Replaces 060-4000)
060-3500B                 3/8 MALE ADAPTOR (Ford,Lincoln,Mercury)
060-3505B                 3/8 FEMALE ADAPTOR (Ford,Lincoln,Mercury)
060-3508B                 SHRADER VALVE (Ford,Lincoln,Mercury)
060-3600B                 1/2 MALE ADAPTOR (Ford,Lincoln,Mercury)
060-3605B                 1/2 FEMALE ADAPTOR (Ford,Lincoln,Mercury)
060-3700B                 SHRADER VALVE (GM,Chrysler,Jeep)
060-3800B                 VOLVO ADAPTOR
060-3900B                 5/16 FQD (Ford,Lincoln,Mercury)
060-3901B                 3/8 FQD (Ford,Lincoln,Mercury)
060-3902B                 1/4 FQD (Ford,Lincoln,Mercury)
060-4100B                 HYUNDAI ADAPTOR
060-4200B                 5/16 MALE METAL (GM,Chrysler,Jeep)
060-4205B                 5/16 FQD (GM,Chrysler,Jeep)
060-4300B                 3/8 MALE CONNECTOR(Ford,GM,Chrysler,Jeep)
060-4305B                 3/8 FQD (GM,Chrysler,Jeep)
060-4405B                 1/4 FQD (GM,Chrysler,Jeep)
070-0080B                 1/4 NYLON TUBE
070-0085B                 5/16 NYLON TUBE
070-0086B                 3/8 NYLON TUBE
070-0100B                 HOSE VACUUM
080-0230B                 1/4 FPT FQD NI
080-3301B                 O-RING VITON USED w/3304
080-3302B                 SM. O-RING VITON Used w/3300,3304
080-3402B                 LG. O-RING VITON Used w/3100,3500,4100
080-3501B                 SMALL CLIP & TETHER (Ford,Lincoln,Mercury)
080-3601B                 LARGE CLIP & TETHER (Ford,Lincoln,Mercury)
080-3602B                 O-RING VITON Used w/3600
080-3701B                 VITON SEAL,3700
080-3903B                 5/16 RETAINER (Ford,Lincoln,Mercury)
080-3904B                 3/8 RETAINER (Ford,Lincoln,Mercury)





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

PART #                    DESCRIPTION
------                    -----------
080-3905B                 1/4 RETAINER (Ford,Lincoln,Mercury)
080-4206B                 5/16 RETAINER (GM,Chrysler,Jeep)
080-4306B                 3/8 RETAINER (GM,Chrysler,Jeep)
080-4408B                 1/4 RETAINER (GM,Chrysler,Jeep)
100-0090B                 ECS INTERNATIONAL MANUAL
100-0300B                 CHINESE OVERLAY
100-0104B                 FUEL INJECTOR PULSER IT100 (MQ)
100-4047B                 SPANNER NUT
100-4048B                 SPANNER WRENCH
100-5001B                 ICS TUBING (30")
200-0006B                 P-200 LOW FM ASSEMBLY
200-0007B                 P-200 HIGH FM ASSEMBLY
200-0011B                 P-200 BAR GAUGE ASSEMBLY
200-0050B                 P-200 2-WAY BLOCK ASSEMBLY
200-0064B                 P-200 5-WAY ASSEMBLY
200-0076B                 P-200 OUTPUT REGULATOR ASSEMBLY
                          (All"D"machines)
200-0083B                 P-200 RETURN REGULATOR ASSEMBLY
200-0093B                 TEE ASSEMBLY
200-0200B                 IN-LINE FILTER ASSEMBLY
200-0203B                 FILTER & TANK 5/16" ASSEMBLY
200-0204B                 TUTHILL FILTER & TANK 3/8" ASSEMBLY
200-0280B                 P-200 VACUUM SWITCH ASSEMBLY
200-0300B                 ECS/P-200 RETURN HOSE ASSEMBLY
200-0400B                 ECS/P-200 OUTPUT HOSE ASSEMBLY
200-0704B                 TUTHILL PUMP 5/16" ASSEMBLY
                          (With plumbing fittings)
200-0705B                 TUTHILL PUMP 3/8" ASSEMBLY
                          (With plumbing fittings)
200-0706B                 XOLOX PUMP ASSEMBLY
                          (With plumbing fittings)
200-0800B                 P-200 CONTROL VALVE ASSEMBLY
200-1002B                 ECS BAR GAUGE ASSEMBLY
200-1004B                 ECS BAR VACUUM GAUGE ASSEMBLY
200-1008B                 ECS 2-WAY ASSEMBLY
200-1010B                 ECS 5-WAY ASSEMBLY
200-1011B                 ECS OUTPUT REGULATOR ASSEMBLY
200-1012B                 ECS RETURN REGULATOR ASSEMBLY
200-1013B                 ECS CONTROL VALVE ASSEMBLY
200-1014B                 ECS TEE ASSEMBLY
200-1175B                 FUEL QD TOOL KIT





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

PART #                    DESCRIPTION
------                    -----------
200-3000B                 BASIC ADAPTOR KIT
200-3006B                 FORD ADAPTOR KIT
200-3008B                 GM ADAPTOR KIT
200-3009B                 ASIAN/EURO ADAPTOR KIT
200-4007B                 TIMER ASSEMBLY
200-4008B                 FILTER & BASE 3/8" ASSEMBLY
200-4009B                 FILTER & BASE 5/16" ASSEMBLY
200-5000B                 SOLENOID REPAIR KIT
200-8009B                 P-200 REGULATOR RETROFIT
300-3000B                 BASIC ORGANIZER BAG (GREEN)
300-3006B                 FORD ORGANIZER BAG (RED)
300-3008B                 GM ORGANIZER BAG (BLUE)
300-3009B                 ASIAN/EURO ORGANIZER BAG (ORANGE)





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

                                   EXHIBIT A
                          IDT 4000I REPLACEMENT PARTS


PART #                    DESCRIPTION
------                    -----------
010-0034B                 TANK CAP
010-0026B                 WHEEL
010-0037B                 LEG
010-0040B                 FOOT GLIDE
010-0461B                 LOWER SENDING UNIT ADAPTOR
020-0049B                 ALARM HORN
020-4045B                 LOWER SENDING UNIT
020-0043B                 ELECTRICAL HARNESS, LOWER UNIT
020-0045B                 ELECTRICAL HARNESS, INTERNAL MAIN
020-0046B                 ELECTRICAL HARNESS, EXT. BATTERY
020-0047B                 ELECTRICAL HARNESS, EXT. SHUTDOWN
020-0091B                 RELAY
050-0018B                 PRESSURE SWITCH
050-0044B                 HYDRAULIC PUMP 12v (Diesel)
050-0086B                 FILTER ELEMENT REPLACEMENTS (20)
060-0590B                 FQD (Supply Tank)
060-0592B                 MQD (Supply Tank)
080-0230B                 FQD (Hose End)
100-0200B                 CHINESE OVERLAY
200-1471B                 OUTPUT HOSE ASSEMBLY
200-1472B                 RETURN HOSE ASSEMBLY
200-1960B                 UNIVERSAL ADAPTOR KIT
200-4003B                 OUTPUT SOLENOID ASSEMBLY
200-4004B                 PUMP ASSEMBLY
200-4031B                 ELECTRONIC HEAD ASSEMBLY
200-4032B                 FILTER ASSEMBLY
200-4038B                 PRESSURE SWITCH ASSEMBLY





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

                                   EXHIBIT B
                                    PRICING





                           EFFECTIVE JANUARY 1, 1996





         Home Office:
         1431 S. Village Way
         Santa Ana, CA 92705
         Tel: (714) 558-4822
         Fax: (714) 558-2756





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

                                   EXHIBIT B
                                    PRICING
                                F.O.B. WAREHOUSE

PART #                                     DESCRIPTION                                                          COST
------                                     -----------                                                          ----
400-0010                                   Diesel Fuel System Cleaner - (12) 16oz Cans                           95.00
                                           1 case = 12" x 10" x 8" (15 lbs)
                                           30.5cm x 25.4cm x 20.3cm (6.8 kg)

400-0020                                   Gasoline Fuel System Cleaner - (12) 8oz Bottles                        62.00
                                           1 case = 9" x 7" x 6" (7 lbs)
                                           22.8cm x 17.8cm x 15.2cm (3.2 kg)

400-0030                                   Intake Cleaning Solvent - (12) 8oz Bottles                             65.00
                                           1 case = 9" x 7" x 6" (7 lbs)
                                           22.8cm x 17.8cm x 15.2cm (3.2 kg)

200-6000                                   Intake Cleaning Kit - (12)                                            360.00
                                           8oz Bottle & Sprayer
                                           1 case = 17" x 17" x 11" (15 lbs)
                                           43.2cm x 43.2cm x 27.9cm (6.8 kg)

400-DRUM-D                                 Diesel Fuel System Cleaner - 55 Gallon Drum                         2,050.00
                                           24" x 24" x 35" (462 lbs)
                                           61.0cm x 61.0cm x 88.9cm (210 kg)

500-0200                                   System II CarbonClean Machine w/Standard                              825.00
                                           Adaptor Set

200-8059                                   Adaptor Set - Deluxe for System II                                    150.00
                                           (when purchased w/machine)
200-8059                                   Adaptor Set - Deluxe for System II                                    200.00
                                           (when purchased without machine)

500-0307                                   ECS-300e Fuel System Cleaning Machine                               1,495.00
                                           for Gasoline
                                           Includes: 200-3000 Basic Adaptor Kit
                                                     200-3009 Euro/Asia Kit
                                                     User Guide
                                                     One Year Warranty
                                                     16" x 15" x 38" (82 lbs)
                                                     40.6cm x 38.1cm x 96.5cm (37.2 kg)





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

PART #                                     DESCRIPTION                                                         COST
------                                     -----------                                                         ----
500-0241                                   EEFS-302A Sun/Snap-On Gasoline Fuel System                          1,600.00
                                           Cleaning Machine
                                           Includes: 200-3025 Sun/Snap-On Basic Adaptor Kit
                                                     200-3020 Deluxe Adaptor Kit
                                                     Instruction Manual
                                                     One-Year Warranty

400-0050                                   MotorVac/CarbonClean System Cleaning                                   40.00
                                           Detergent and Top Engine Cleaner
                                           Packaged exclusively for Sun/Snap-On
                                           Sun/Snap-On Part #EEFS-301A-C4
                                           (4) 32 oz. Bottles per Case

500-4000i                                  IDT-4000i Fuel System Cleaning Machine                              1,650.00
                                           for Diesel
                                           Includes: 200-3040 Adaptor Kit
                                                     User & Service Guide
                                                     One Year Warranty
                                                     23 1/4" x 18" x 39 1/2" (98 lbs.)
                                                     59.0cm x 45.7cm x 100.3cm (44.5 kg)

200-3006                                   U.S. Ford Adaptor Kit                                                 315.00

200-3008                                   U.S. G.M. Adaptor Kit                                                 197.00





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

                                   EXHIBIT B
                     CARBONCLEAN REPLACEMENT PARTS PRICING
                                SERIES 200 & 300

PART #                    DESCRIPTION                                   PRICE
------                    -----------                                   -----
010-0005B                 XOLOX SHIELD                                   15.65
010-0006B                 TANK CAP                                        7.75
010-0007B                 P-200 CASTER                                    9.50
010-0008B                 P-200 HANDLE                                   18.75
010-0009B                 TANK RESERVOIR                                105.00
010-0017B                 ECS 300i OVERLAY                               28.25
010-0019B                 ECS HANDLE                                     45.00
010-0020B                 ECS AXLE                                       23.70
010-0021B                 ECS WHEEL                                      12.55
010-0022B                 ECS BASE LEG                                   14.60
010-0024B                 ECS HOSE BRACKET                               11.80
010-0025B                 ECS CORD BRACKET                               14.05
020-0010B                 BUZZER                                         18.00
020-0030B                 EXTERNAL WIRING HARNESS                        25.00
020-0035B                 5 AMP CIRCUIT BREAKER                           7.05
020-0037B                 10 AMP CIRCUIT BREAKER                          7.05
020-0038B                 15 AMP CIRCUIT BREAKER                          7.05
020-0040B                 INTERNAL WIRING HARNESS                        60.00
020-0063B                 ELEC. LAMP AMBER                                4.75
020-0067B                 ELEC. LAMP WHITE                                4.75
020-0073B                 ELEC. LAMP GREEN                                4.75
020-0083B                 ELEC. LAMP RED                                  4.75
020-0090B                 RELAY 8 TRIM, EAR MOUNT                        18.65
020-0100B                 ONOFF & PS/LEAK SWITCH                          4.20
020-0110B                 PURGE SWITCH,  1/2 MT                           6.30
020-0120B                 START SWITCH,  1/2 MT                          11.55
020-0150B                 TIMER 60 MIN 3/8 W/NUT                         26.80
020-0151B                 TIMER FACE PLATE                                3.05
020-0152B                 TIMER KNOB BLACK                                1.75
020-0374B                 STRAIN RELIEF  1/2 MT                           0.25
030-0002B                 F.CONN 1/4 X 1/8 FPT NI                         2.18
030-0004B                 P-200 FM UNION 5/16 X 1/4 NT (NY)               6.55
030-0005B                 MALE ELBOW 1/4 X 1/4 MPT                        2.50
030-0006B                 MALE ELBOW 1/4 X 1/8 MPT                        2.18
030-0013B                 HEX NIPPLE 1/4 P NI                             1.45
030-0015B                 MALE ELBOW 5/16 X 1/8 MPT NY                    5.25





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

PART #                    DESCRIPTION                                   PRICE
------                    -----------                                   -----
030-0016B                 M. CONN 5/16 X 1/8 MPT NY                       2.55
030-0017B                 M. CONN 5/16 X 1/4 MPT NY                       2.65
030-0020B                 M. CONN 3/8 X 1/4 MPT NAB NI                    2.33
030-0021B                 ECS F CONN 5/16 X 1/8 FPT NI                    2.40
030-0022B                 F. CONN 5/16T X 1/4 P NI                        3.30
030-0023B                 M. CONN 5/16T X 1/4 P NI                        2.35
030-0024B                 M. ELBOW 5/16T X 1/8 NI                         2.75
030-0025B                 M. CONN 3/8T X 1/4P NI                          2.90
030-0026B                 ECS F. CONN 1/4 BARB X 1/8 NI                   2.20
030-0030B                 F. CONN 3/8 X 1/4 FPT NI                        2.89
030-0031B                 ELBOW 1/4 MPT X 1/4 FPT NI                      2.26
030-0050B                 M. CONN 3/8 X 1/8 MPT NI                        2.56
030-0090B                 P-200 JUNCTION BLOCK 2 WAY 1/8 FPT              8.50
030-0095B                 ECS JUNCTION BLOCK, 2 WAY 1/4                   6.25
030-0100B                 P-200 JUNCTION BLOCK-5 WAY 1/8                 10.50
030-0105B                 ECS JUNCTION BLOCK-5 WAY 1/4                    8.25
030-0130B                 MALE ELBOW 3/8 X 1/4 MPT NI                     3.10
030-0131B                 FEMALE ELBOW 3/8 X 1/4 MPT NI                   4.39
030-0140B                 MALE ELBOW 3/8 X 1/8 MPT NI                     2.91
030-0150B                 MALE ELBOW 5/16 X 1/4 MPT NI                    2.88
030-0160B                 M. CONN 5/16 X 1/8 MPT NI                       2.09
030-0189B                 F. CONN 1/4 FPT X MPT NI                        1.95
030-0192B                 COMP ALIGN NUT 5/16                             0.97
030-0205B                 P-200 CROSS 1/8 FPT NI                          3.97
030-0206B                 CROSS 1/4  FPT NI                               6.31
030-0208B                 J. CONN 3/8 X 1/4 MPT NI                        3.96
030-0209B                 TEE 3/8 NT X 1/4 MPT X 3/8 (NY)                 7.70
                          USED WITH VACUUM SWITCH
030-0210B                 UNION 1/8 MPT X 1/4 MPT (NY)                    1.06
030-0211B                 F. CONN 90 3/8 X 1/4 FPT NY                     6.12
040-0401B                 XOLOX PUMP MOUNT NUT                            0.05
040-0500B                 ECS GRAB HANDLE LOCKWASHER                      0.05
040-0502B                 ECS "E' CLIP FOR AXLE                           0.10
040-0503B                 ECS AXLE SPACER                                 0.45
040-0505B                 ECS GRAB HANDLE NUT                             0.05
040-0506B                 ECS LEG CAP                                     0.20
040-0507B                 ECS AXLE BUSHING NY                             0.15
040-0508B                 ECS VAC HOSE SNAP BUSHING                       0.10
040-0509B                 ECS GRAB HANDLE BOLT                            0.10
040-5326B                 3/32 X 4 NYLON CABLE TIE                        0.05
050-0008B                 VACUUM SWITCH 1/4 MPT                          61.75





                                                        INITIAL:  ____________
                                                                  ____________


                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

PART #                    DESCRIPTION                                   PRICE
------                    -----------                                   -----
050-0010B                 PSI GAUGE                                      34.75
050-0011B                 BAR GAUGE                                      37.45
050-0012B                 ECS VACUUM GAUGE                               37.45
050-0013B                 ECS BAR VACUUM GAUGE                           38.75
050-0015B                 3 WAY SOLENOID 3/32                            68.52
050-0017B                 PRESSURE SWITCH 1/8                            46.75
050-0021B                 STAINLESS CK VALUE                             78.63
050-0052B                 REG NEEDLE VALVE                               50.00
050-0065B                 CONTROL VALVE                                  45.00
050-0074B                 FILTER, INLINE                                 14.95
050-0075B                 FILTER, SPIN-ON                                15.95
050-0076B                 FILTER & BASE 1/4 FPT                          56.90
050-0088B                 RELIEF VALVE 105 PSI                           74.48
060-0440B                 HOSE CLAMP                                      1.40
060-0450B                 HOSE CLAMP                                      1.50
060-1000B                 1/4 MALE TUBE ADAPTOR                           9.24
060-1100B                 5/16 MALE TUBE ADAPTOR                          9.94
060-1200B                 3/8 MALE TUBE ADAPTOR                          10.64
060-1300B                 1/4 FEMALE ADAPTOR (Open-end hose)              7.21
060-1400B                 5/16 FEMALE ADAPTOR (Open-end hose)             7.42
060-1500B                 3/8 FEMALE ADAPTOR (Open-end hose)              7.63
060-1600B                 12 MM BANJO                                    21.70
060-1700B                 90 TUBE 5/16 MPT FUEL INLET ADAPTOR            16.10
060-1800B                 90 TUBE 3/8 MPT FUEL INLET ADAPTOR             15.61
060-1900B                 12 MM BANJO BOLT                                8.00
060-1901B                 12 MM WASHER                                    0.42
060-1902B                 12 MM CAP NUT                                   4.00
060-2000B                 5/16 LOOP MALE ADAPTOR                          7.07
060-2100B                 3/8 PLUG COLLAR                                 3.57
060-2101B                 3/8 CARB PLUG ADAPTOR                           9.31
060-2200B                 5/16 PLUG COLLAR                                2.38
060-2201B                 5/16 CARB PLUG ADAPTOR                          9.31
060-2300B                 14 MM FEMALE                                   13.58
060-2400B                 1C MM BANJO                                    16.80
060-2401B                 8 MM BANJO                                     16.24
060-2402B                 14 MM BANJO                                    22.82
060-2501B                 FQD LOOP ADAPTOR                               37.00
060-2502B                 TEE                                            40.80
060-2600B                 16 MM FEMALE                                   14.98
060-2700B                 14 MM X 16 MM MALE UNION                       13.30
060-2710B                 8 MM BANJO BOLT                                10.60





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

PART #                    DESCRIPTION                                       PRICE
------                    -----------                                       -----
060-2711B                 8 MM WASHER (Set of 3)                              0.28
060-2720B                 10 MM BANJO BOLT                                   11.90
060-2800B                 1/4 MALE CONNECTOR (Ford,GM,Chrysler,Jeep)         19.67
060-2900B                 5/16 MALE NYLON (Ford,Lincoln,Mercury)             19.67
060-3000B                 1/8 MPT ADAPTOR (Ford,Lincoln,Mercury)              9.87
060-3100B                 TBI & PFI INLET (GM)                               21.00
060-3105B                 FEMALE SIDE OF 3100 (GM)                           19.32
060-3200B                 1/4 MPT ADAPTOR (Ford,Lincoln,Mercury)              9.87
060-3300B                 TBI & PFI OUTLET (GM)                              22.86
060-3304B                 TBI & PFI USED W/1700 (GM)                          9.95
060-3305B                 FEMALE SIDE OF 3300 (GM) (Replaces 060-4000)       19.32
060-3500B                 3/8 MALE ADAPTOR (Ford,Lincoln,Mercury)            34.26
060-3505B                 3/8 FEMALE ADAPTOR (Ford,Lincoln,Mercury)          19.74
060-3508B                 SHRADER VALVE (Ford,Lincoln,Mercury)               13.68
060-3600B                 1/2 MALE ADAPTOR (Ford,Lincoln,Mercury)           34.56
060-3605B                 1/2 FEMALE ADAPTOR (Ford,Lincoln,Mercury)         20.72
060-3700B                 SHRADER VALVE (GM,Chrysler,Jeep)                   17.92
060-3800B                 VOLVO ADAPTOR                                      16.80
060-3900B                 5/16 FQD (Ford,Lincoln,Mercury)                    18.62
060-3901B                 3/8 FQD (Ford,Lincoln,Mercury)                     14.91
060-3902B                 1/4 FQD (Ford,Lincoln,Mercury)                     14.70
060-4100B                 HYUNDAI ADAPTOR                                    34.93
060-4200B                 5/16 MALE METAL (GM,Chrysler,Jeep)                 19.67
060-4205B                 5/16 FQD (GM,Chrysler,Jeep)                        19.10
060-4300B                 3/8 MALE CONNECTOR(Ford,GM,Chrysler,Jeep)          19.67
060-4305B                 3/8 FQD (GM,Chrysler,Jeep)                         14.70
060-4405B                 1/4 FQD (GM,Chrysler,Jeep)                         19.67
070-0080B                 1/4 NYLON TUBE                                    0.82ft
070-0085B                 5/16 NYLON TUBE                                   1.18ft
070-0086B                 3/8 NYLON TUBE                                    1.56ft
070-0100B                 HOSE VACUUM                                       0.75ft
080-0230B                 1/4 FPT FQD NI                                     12.65
080-3301B                 O-RING VITON USED w/3304                            0.55
080-3302B                 SM. O-RING VITON Used w/3300,3304                   0.55
080-3402B                 LG. O-RING VITON Used w/3100,3500,4100              0.50
080-3501B                 SMALL CLIP & TETHER (Ford,Lincoln,Mercury)          4.00
080-3601B                 LARGE CLIP & TETHER (Ford,Lincoln,Mercury)          4.00
080-3602B                 O-RING VITON Used w/3600                            0.60
080-3701B                 VITON SEAL,3700                                     4.25
080-3903B                 5/16 RETAINER (Ford,Lincoln,Mercury)                0.30
080-3904B                 3/8 RETAINER (Ford,Lincoln,Mercury)                 0.30





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

PART #                    DESCRIPTION                                     PRICE
------                    -----------                                     -----
080-3905B                 1/4 RETAINER (Ford,Lincoln,Mercury)               0.40
080-4206B                 5/16 RETAINER (GM,Chrysler,Jeep)                  0.75
080-4306B                 3/8 RETAINER (GM,Chrysler,Jeep)                   0.80
080-4408B                 1/4 RETAINER (GM,Chrysler,Jeep)                   0.70
100-0090B                 ECS INTERNATIONAL MANUAL
100-0300B                 CHINESE OVERLAY                                  28.00
100-0104B                 FUEL INJECTOR PULSER IT100 (MQ)                 144.00
100-4047B                 SPANNER NUT                                       5.00
100-4048B                 SPANNER WRENCH                                   12.00
100-5001B                 ICS TUBING (30")                                  0.75
200-0006B                 P-200 LOW FM ASSEMBLY                            20.75
200-0007B                 P-200 HIGH FM ASSEMBLY                           21.80
200-0011B                 P-200 BAR GAUGE ASSEMBLY                         39.65
200-0050B                 P-200 2-WAY BLOCK ASSEMBLY                        9.40
200-0064B                 P-200 5-WAY ASSEMBLY                            119.31
200-0076B                 P-200 OUTPUT REGULATOR ASSEMBLY
                          (All"D"machines)                                231.72
200-0083B                 P-200 RETURN REGULATOR ASSEMBLY                  53.00
200-0093B                 TEE ASSEMBLY                                     16.35
200-0200B                 IN-LINE FILTER ASSEMBLY                          14.95
200-0203B                 FILTER & TANK 5/16" ASSEMBLY                    150.00
200-0204B                 TUTHILL FILTER & TANK 3/8" ASSEMBLY             160.00
200-0280B                 P-200 VACUUM SWITCH ASSEMBLY                     62.95
200-0300B                 ECS/P-200 RETURN HOSE ASSEMBLY                   27.00
200-0400B                 ECS/P-200 OUTPUT HOSE ASSEMBLY                   27.00
200-0704B                 TUTHILL PUMP 5/16" ASSEMBLY
                          (With plumbing fittings)                        215.00
200-0705B                 TUTHILL PUMP 3/8" ASSEMBLY
                          (With plumbing fittings)                        215.00
200-0706B                 XOLOX PUMP ASSEMBLY
                          (With plumbing fittings)                        215.00
200-0800B                 P-200 CONTROL VALVE ASSEMBLY                     50.00
200-1002B                 ECS BAR GAUGE ASSEMBLY                           39.95
200-1004B                 ECS BAR VACUUM GAUGE ASSEMBLY
200-1008B                 ECS 2-WAY ASSEMBLY                                9.20
200-1010B                 ECS 5-WAY ASSEMBLY                              198.50
200-1011B                 ECS OUTPUT REGULATOR ASSEMBLY                   256.00
200-1012B                 ECS RETURN REGULATOR ASSEMBLY                    53.00
200-1013B                 ECS CONTROL VALVE ASSEMBLY                       50.00
200-1014B                 ECS TEE ASSEMBLY                                 20.45
200-1175B                 FUEL QD TOOL KIT                                 19.95





                                                        INITIAL:  ____________
                                                                  ____________


                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

PART #                    DESCRIPTION                                     PRICE
------                    -----------                                     -----
200-3000B                 BASIC ADAPTOR KIT                               325.00
200-3006B                 FORD ADAPTOR KIT                                315.00
200-3008B                 GM ADAPTOR KIT                                  197.00
200-3009B                 ASIAN/EURO ADAPTOR KIT                          263.00
200-4007B                 TIMER ASSEMBLY                                   31.60
200-4008B                 FILTER & BASE 3/8" ASSEMBLY                      59.55
200-4009B                 FILTER & BASE 5/16" ASSEMBLY                     58.25
200-5000B                 SOLENOID REPAIR KIT                              35.00
200-8009B                 P-200 REGULATOR RETROFIT                         60.00
300-3000B                 BASIC ORGANIZER BAG (GREEN)                      22.95
300-3006B                 FORD ORGANIZER BAG (RED)                         22.95
300-3008B                 GM ORGANIZER BAG (BLUE)                          22.95
300-3009B                 ASIAN/EURO ORGANIZER BAG (ORANGE)                22.95





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED

                                   EXHIBIT B
                      IDT 4000I REPLACEMENT PARTS PRICING


PART #                    DESCRIPTION                                     PRICE
------                    -----------                                     -----
010-0034B                 TANK CAP                                         15.00
010-0026B                 WHEEL                                            12.50
010-0037B                 LEG                                              25.00
010-0040B                 FOOT GLIDE                                        3.75
010-0461B                 LOWER SENDING UNIT ADAPTOR                       12.50
020-0049B                 ALARM HORN                                       22.50
020-4045B                 LOWER SENDING UNIT                               81.25
020-0043B                 ELECTRICAL HARNESS, LOWER UNIT                   12.50
020-0045B                 ELECTRICAL HARNESS, INTERNAL MAIN                87.50
020-0046B                 ELECTRICAL HARNESS, EXT. BATTERY                 25.00
020-0047B                 ELECTRICAL HARNESS, EXT. SHUTDOWN                37.50
020-0091B                 RELAY                                            18.95
050-0018B                 PRESSURE SWITCH                                  50.00
050-0044B                 HYDRAULIC PUMP 12v (Diesel)                     121.25
050-0086B                 FILTER ELEMENT REPLACEMENTS (20)                125.25
060-0590B                 FQD (Supply Tank)                                24.96
060-0592B                 MQD (Supply Tank)                                17.19
080-0230B                 FQD (Hose End)                                   12.65
100-0200B                 CHINESE OVERLAY                                  28.00
200-1471B                 OUTPUT HOSE ASSEMBLY                             45.50
200-1472B                 RETURN HOSE ASSEMBLY                             45.50
200-1960B                 UNIVERSAL ADAPTOR KIT                           368.30
200-4003B                 OUTPUT SOLENOID ASSEMBLY                         54.70
200-4004B                 PUMP ASSEMBLY                                   201.80
200-4031B                 ELECTRONIC HEAD ASSEMBLY                        676.81
200-4032B                 FILTER ASSEMBLY                                 151.56
200-4038B                 PRESSURE SWITCH ASSEMBLY                         49.70





                                                        INITIAL:  ____________
                                                                  ____________

                                                        REVISION DATE:  11/13/96

THIS AGREEMENT IS INVALID UNLESS ALL PAGES ARE INITIALED BY THE COMPANY AND THE
                 DISTRIBUTOR AND EXHIBITS A AND B ARE ATTACHED